UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2018

KILROY REALTY CORPORATION

KILROY REALTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Kilroy Realty Corporation) Delaware (Kilroy Realty, L.P.)	001-12675 (Kilroy Realty Corporation) 000-54005 (Kilroy Realty, L.P.)	95-4598246 (Kilroy Realty Corporation) 95-4612685 (Kilroy Realty, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200 Los Angeles, California		90064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 481-8400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 11, 2018, Kilroy Realty, L.P., a Delaware limited partnership (the “Operating Partnership”), entered into a Note Purchase Agreement, dated as of May 11, 2018, with the purchasers named therein (the “2018 Note Purchase Agreement”), in connection with the issuance and sale of $50,000,000 principal amount of the Operating Partnership’s 4.30% Senior Notes, Series A, due July 18, 2026 (the “Series A Notes”), and $200,000,000 principal amount of the Operating Partnership’s 4.35% Senior Notes, Series B, due October 18, 2026 (the “Series B Notes” and, together with the Series A Notes, the “Notes”).

In connection with the issuance of the Notes, Kilroy Realty Corporation, a Maryland corporation and the general partner of the Operating Partnership (the “Company”), will enter into a General Partner Guaranty Agreement (the “NPA Guaranty Agreement”), pursuant to which the Company will absolutely and unconditionally guarantee the payment by the Operating Partnership of all amounts due with respect to the Notes and the performance by the Operating Partnership of its obligations under the 2018 Note Purchase Agreement.

For a brief description of the material terms of the 2018 Note Purchase Agreement, the Series A Notes, the Series B Notes and the NPA Guaranty Agreement, please see Item 2.03 of this Current Report on Form 8-K, which is incorporated by reference into this Item 1.01. A copy of the 2018 Note Purchase Agreement, including the form of the Series A Notes, the form of the Series B Notes and the form of the NPA Guaranty Agreement, is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. Additionally, on May 14, 2018, the Company issued a press release related to the Operating Partnership’s entry into the 2018 Note Purchase Agreement, the issuance and sale of the Notes and the Company’s entry into the NPA Guaranty Agreement. A copy of the press release is filed herewith as Exhibit 99.1.

In addition, on May 11, 2018, the Operating Partnership entered into an Amendment to the Note Purchase Agreement dated as of September 14, 2016 (the “2016 Note Purchase Agreement”), with the purchasers named therein (the “2016 Note Purchase Agreement Amendment”), pursuant to which the terms and conditions of the 2016 Note Purchase Agreement were amended to conform to the terms and conditions contained in the 2018 Note Purchase Agreement. A copy of the 2016 Note Purchase Agreement Amendment is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference. The foregoing descriptions of the material terms of the 2016 Note Purchase Agreement Amendment, and the transactions contemplated thereby, do not purport to be complete and are qualified in their entirety by reference to Exhibit 10.2 to this Current Report on Form 8-K.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information reported under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

By July 20, 2018, the Operating Partnership expects to issue $50,000,000 principal amount of its Series A Notes, and by October 22, 2018, the Operating Partnership expects to issue $200,000,000 principal amount of its Series B Notes pursuant to the 2018 Note Purchase Agreement. The Series A Notes mature on July 18, 2026, and the Series B notes mature on October 18, 2026, unless earlier redeemed or prepaid pursuant to the terms of the 2018 Note Purchase Agreement. Interest on the Notes is payable semi-annually in arrears on April 18 and October 18 of each year beginning April 18, 2019.

The Notes are senior unsecured obligations of the Operating Partnership. The Operating Partnership intends to use the net proceeds from the offering of the Notes for general corporate purposes, including funding development projects.

The Operating Partnership may, at its option and upon notice to the purchasers of the applicable Notes, prepay at any time all, or from time to time any part of, any series of Notes then outstanding (in an amount not less than 5% of the aggregate principal amount of any series of Notes then outstanding in the case of a partial prepayment), at 100% of the principal amount so prepaid, plus the make-whole amount determined for the prepayment date with respect to such principal amount as set forth in the 2018 Note Purchase Agreement.

In connection with the issuance of the Notes, the Company will enter into the NPA Guaranty Agreement, pursuant to which the Company will absolutely and unconditionally guarantee the payment by the Operating Partnership of all amounts due with respect to the Notes and the performance by the Operating Partnership of its obligations under the 2018 Note Purchase Agreement.

The Notes were offered and will be sold to accredited investors in an exempt transaction not involving a public offering in accordance with Section 4(2) of the Securities Act of 1933, as amended.

A copy of the 2018 Note Purchase Agreement, including the form of the Series A Notes, the form of the Series B Notes and the form of the NPA Guaranty Agreement, is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing descriptions of the material terms of the 2018 Note Purchase Agreement, the Series A Notes, the Series B Notes and the NPA Guaranty Agreement, and the transactions contemplated thereby, do not purport to be complete and are qualified in their entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K.

ITEM  9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

10.1*	Note Purchase Agreement dated May 11, 2018

10.2*	Amendment to Note Purchase Agreement dated May 11, 2018

99.1*	Press Release dated May 14, 2018

*	Filed herewith

EXHIBIT INDEX

10.1*	Note Purchase Agreement dated May 11, 2018

10.2*	Amendment to Note Purchase Agreement dated May 11, 2018

99.1*	Press Release dated May 14, 2018

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty Corporation
Date: May 14, 2018
	By:	/s/ Heidi R. Roth
Heidi R. Roth
Executive Vice President and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty, L.P.

Date: May 14, 2018

	By:	Kilroy Realty Corporation, Its general partner

	By:	/s/ Heidi R. Roth
Heidi R. Roth
Executive Vice President and Chief Accounting Officer